Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

REAI	Intelligent Real Estate ETF

Listed on The Nasdaq Stock Market, LLC

HAUS	Residential REIT ETF

Listed on Cboe BZX Exchange, Inc.

(each, a “Fund,” and together, the “Funds”)

August 7, 2026

Supplement to each Summary Prospectus,

Statutory Prospectus, and Statement of Additional Information (the “SAI”)

each dated May 29, 2026

Effective immediately, David Jartby, Portfolio Manager for Armada ETF Advisors LLC (d/b/a Armada ETFs) (the “Sub-Adviser”), the Funds’ sub-adviser, no longer serves as a portfolio manager to the Funds, and all references to Mr. Jartby in the Summary Prospectuses, Prospectus and SAI are hereby deleted in their entirety.

Effective immediately, Dr. Sayed Shuja Ali, Portfolio Manager for the Sub-Adviser, has been added as a portfolio manager to the Funds. Qiao Duan, CFA and Andy Hicks, each a portfolio manager of Tidal Investments LLC (the “Adviser”), the Funds’ investment adviser, will continue to serve as portfolio managers for the Funds.

Effective immediately, the following is added to the section titled “Management – Portfolio Managers” of each Summary Prospectus and on pages 7 and 15 of the Prospectus:

Dr. Sayed Shuja Ali, Portfolio Manager for the Sub-Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio and has been a portfolio manager of the Fund since July 2026.

Effective immediately, the first, second and third paragraphs in the section titled “Management – Portfolio Managers” beginning on page 22 of the Prospectus, are deleted and replaced with the following:

Portfolio Managers

The following individuals (each, a “Portfolio Manager”) serve as portfolio managers of the Intelligent Real Estate ETF and the Residential REIT ETF. Dr. Ali is primarily responsible for the day-to-day management of the Funds and has served as a Portfolio Manager of the Funds since 2026. Ms. Duan and Mr. Hicks oversee trading and execution for the Funds and have served as Portfolio Managers of the Funds since 2026.

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Dr. Sayed Shuja Ali, Portfolio Manager for the Sub-Adviser

Dr. Sayed Shuja Ali joined Inveniam Capital Partners, Inc. (“Inveniam”), the Sub-Adviser’s parent company, in April 2026 as a Senior Managing Director, and in that role also serves as a Portfolio Manager for the Sub-Adviser. From 2017 to 2026, Dr. Ali served as Managing Director of ICON Investment Consultants (“ICON”), a Dubai-based strategic management and consulting firm where he consulted with corporations and investment funds on managing and improving operations and performance across a variety of sectors and geographies. Prior to ICON, from 2006 to 2017, Dr. Ali was the Chief Investment Officer for Istithmar World PISC, the private equity and alternative investments arm of the Dubai World sovereign wealth fund. Over the past two decades, Dr. Ali has served on various boards of directors or non-executive committees for privately held healthcare, banking and other companies. He led the establishment of strategic management, consulting and advisory firms focused on private equity and special situation investments across healthcare, technology and other sectors, including The Monitor Group in Dubai and The Sajo Group, Inc. in California. Dr. Ali also provided strategic and management consulting services to healthcare and financial services clients for McKinsey & Company in London and for the Mitchell Madison Group in Los Angeles. He has served in leadership roles with various healthcare and technology firms and began his career as a physician and general surgeon in the United Kingdom. Dr. Ali earned a medical degree from St. George’s Hospital Medical School, University of London, and an MBA in public and private management from Yale University.

Effective immediately, the first sentence of the section titled “Portfolio Managers” on page 25 of the SAI is deleted in its entirety and replaced with the following disclosure:

The Funds are managed by Dr. Sayed Shuja Ali, Portfolio Manager for the Sub-Adviser, Qiao Duan and Andy Hicks, each a Portfolio Manager for the Adviser.

Effective immediately, the disclosure in the section titled “Portfolio Managers – Other Accounts” on page 25 of the SAI, is supplemented by adding the following information with respect to Dr. Ali:

Dr. Sayed Shuja Ali, Portfolio Manager for the Sub-Adviser*

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

* Information for Dr. Ali is as of June 30, 2026.

Effective immediately, the following sub-sections are hereby deleted and replaced as follows in the section of the SAI titled “Portfolio Managers” on beginning on page 25 of the SAI:

Portfolio Manager Fund Ownership. Each Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of January 31, 2026, none of the portfolio managers beneficially owned Shares of the Funds. As of June 30, 2026, no Shares of the Funds were owned by Dr. Ali.

Portfolio Manager Compensation. Dr. Ali is compensated with a fixed salary and an equity interest in Inveniam, the entity that controls the Sub-Adviser, and therefore may benefit indirectly from the revenue generated by the Sub-Advisory Agreement with the Adviser. Dr. Ali’s compensation is not based on the performance of the Funds.

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Each portfolio manager of the Adviser is compensated by the Adviser with a base salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Funds. To the extent a portfolio manager is an equity owner of the Adviser, such portfolio manager may benefit indirectly from the revenue generated by the Funds’ Advisory Agreement with the Adviser.

Please retain this Supplement for future reference.

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